UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2005

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 27th Floor New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                         Other Events

iStar Financial Inc. has amended its 1996 Long-Term Incentive Plan to prohibit expressly (1) the repricing of stock options without shareholder approval and (2) the extension of any loan by iStar Financial to any of its officers in respect of payment of the exercise price for the exercise of stock options held by such officer.  These amendments are contained in new Section 6.10 of the Plan.  A copy of the Plan, as amended, is set forth as an exhibit to this Report.

ITEM 9.01                         Financial Statements and Exhibits

99.1                           iStar Financial Inc. 1996 Long-Term Incentive Plan, as amended and restated as of April 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date:	April 7, 2005	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date:	April 7, 2005	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer